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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 30, 1997


                          D & K WHOLESALE DRUG, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                         0-20348                      43-1464583
(State or other                  (Commission File              (I.R.S. Employer
jurisdiction of                       Number)                   Identification
 organization)                                                      Number)


             8000 MARYLAND AVENUE
                  SUITE 1190
             ST. LOUIS, MISSOURI                                     63105
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (314) 727-3485



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ITEM 8.     CHANGE IN FISCAL YEAR.

            On June 30, 1997, D & K Wholesale Drug, Inc., a Delaware corporation ("the Company"), determined that it would change from a fiscal year ending on the Friday closest to March 31 in each year to a fiscal year ending June 30 of each year. The Company intends to file a report on Form 10-Q for the three month transition report ending June 30, 1997, and will begin its first full fiscal year on the new basis on July 1, 1997.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 1997

                                       D & K WHOLESALE DRUG, INC.



                                       By /s/ Daniel E. Kreher
                                         --------------------------------------
                                         Daniel E. Kreher, Vice President--
                                         Finance and Administration


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